UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2012

Date of reporting period:  09/30/2012

Item 1. Report to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Annual Report
September 30, 2012

Intrepid Capital Fund

Mark F. Travis,
President/C.E.O.

October 2, 2012

Dear Fellow Shareholders,

“The power of holding two contradictory beliefs in one’s mind simultaneously, and accepting both of them… To tell deliberate lies while genuinely believing in them, to forget any fact that has become inconvenient and then, when it becomes necessary again, to draw it back from oblivion for just as long as it is needed, to deny the existence of objective reality and all the while take account of the reality which one denies”

—  Doublethink – George Orwell “1984”

We are living in strange times; where up is down and down is up.  Poverty is growing, incomes are falling, the economy’s growth is slowing to a snail’s pace, joblessness is growing in more than half the country, and the President is talking to us in Orwellian “doublethink” (see definition above).  The Obama campaign tag line is “Forward.”  Well, I sure would hate to see backward!  The level of employment in this country in January of 2009 was roughly 133 million; today it is no greater.  In fact, in August of 2012, more people went onto food stamps (175,000) than found a private sector job (96,000).  The Obama campaign uses the counterfactual arguments that the economy would have been much worse without the massive stimulus, or that the administration’s decisive action “saved” GM, etc. etc.  The perennial favorite is that everything is George W. Bush’s fault – a valid argument to a point, but not four years later.

To add to the toxic financial brew, Ben Bernanke announced a third round of quantitative easing (QE3), which caused a spike in financial assets.  Early in his career, he was given the moniker “Helicopter Ben” when he publically stated that the Fed could print money and drop it from a helicopter if conditions were dire enough.  With the Fed’s recent decision to print money and expand its balance sheet indefinitely (leading many to refer to QE3 as “QEternity”), I have christened him “Buzz Lightyear” from the animated classic, Toy Story.  In this movie, Buzz, a plastic toy with wings, jumps out of a window with his wings extended, shouting “to infinity and beyond” right before landing in the shrubs below the window.

The “free” interest rate Mr. Bernanke is offering to the market is doing two things that I view negatively.  First, short-term interest rates in theory represent the price, or opportunity cost, of borrowing money and should be set by the market.  The suppression of this rate over time contributes to a misallocation of capital, as everything looks viable from an investment standpoint (e.g. Tech Bubble, Housing Crash) when borrowed capital is virtually free.  Second, this low-cost borrowing enables our government’s financial profligacy to continue unchecked.  When – not if – the Fed has to shrink its balance sheet and short-term rates rise, the Federal government’s budgetary problems will explode like those of Greece, Spain, and Portugal (see “What We Pay” chart below).

What We pay…

	Net Interest	Net Interest
	Rate %	Expense/Total Receipts %
1940s	1.8	9.3
1950s	2.3	7.8
1960s	3.4	7.2
1970s	5.7	8.2
1980s	8.6	15.2
1990s	6.7	16.4
2000s	4.7	9.4
2010	2.4	9.1
2011	2.4	10
2012e	2.1	9.1

and would pay if…

2012 @ 3%	13
2012 @ 4%	18
2012 @ 5%	22
2012 @ 6%	26

Source: Office of Management and Budget

Intrepid Capital Fund

On a more positive note, I am pleased to announce the Intrepid Capital Fund (the “Fund”) completed its fiscal year end on September 30, 2012 with a total return of 18.63% for the trailing year versus the S&P 500 and the B of A Merrill Lynch High Yield Master II of 30.20% and 18.94%, respectively, for the same time period.  The Fund’s calendar year-to-date return is 10.59% and it rose 5.69% in the third quarter compared to the increases of 6.35% and 4.64% for the S&P 500 and the B of A Merrill Lynch High Yield Master II, respectively, for the quarter.

Once again, the Intrepid Capital Fund received an overall 5-Star Morningstar Rating, the highest rating for risk-adjusted returns, out of 771 Moderate Allocation funds for the period ending September 30, 2012 (derived from a weighted average of the fund’s three- and five year risk-adjusted return measure).  We are also pleased to report that for the period ending September 30, 2012, Morningstar ranked the Intrepid Capital Fund in the top 44%, 10%, and 1% out of 894, 771, and 670 Moderate Allocation funds for the one-, three-, and five-year periods, respectively, based on total returns.

The top 5 contributors to the Fund’s return over the last year were: CSG Systems International (ticker: CSGS), CoreLogic (ticker: CLGX), Oshkosh (ticker: OSK), Regis (ticker: RGS), and Aspen Insurance (ticker: AHL).  In comparison, the bottom five detractors were: Dell (ticker: DELL), ManTech (ticker: MANT), Bill Barrett (ticker: BBG), Newmont Mining (ticker: NEM), and Tellabs (ticker: TLAB).

As of September 30, 2012, the allocation of the Fund was 59.8% in equities, 22.6% in corporate debt, and 17.6% in cash.  The Intrepid Capital Fund is the most flexible product that we offer.  The Fund can invest in stocks of any market capitalization and debt of any credit quality.  Historically, the firm has focused on less popular corners of the capital markets, which include small cap stocks and high yield bonds.  Despite the Fund’s allocation to these “riskier” asset classes, the Fund has exhibited no more volatility than peer fund averages over time as measured by the fund’s three year annualized standard deviation of 11.0 versus the Fund Peer Average annualized standard deviation of 8.6 (consisting of 620 funds per Bloomberg’s Balanced Classification).  Many of these peer funds in the Bloomberg Balanced group invest exclusively in large cap stocks and investment grade and government bonds.  We attribute our risk control to our cash flexibility as well as our preference for basic, boring businesses with predictable cash flow streams and below-investment-grade debt with better credit quality and shorter duration.

Shareholders occasionally ask about the overlap across our products.  Nearly all of the Intrepid Capital Fund’s ideas are sourced from our other strategies (Berkshire Hathaway, Newmont Mining, and Royal Gold are current exceptions), the All Cap Fund, Small Cap Fund, and Income Fund. The Fund is blessed because it has the broadest contribution of ideas from our investment team, but our other funds also benefit from analytical synergies.  We are fortunate that many high yield issuers are small cap companies.  Since we consider the entire capital structure when we analyze a company, ideas that first pique our interest from a credit perspective may become an equity holding, and vice versa.  For example, in 2007 we first bought the bonds of Rent-A-Center, which had a maturity under 3 years but were paying a 10% yield at the time—several hundred basis points in excess of the high yield index.  Within a month, we bought Rent-A-Center’s stock after a temporary drop in price, and we also bought the equity of competitor Aaron’s.  All of these investments were fruitful for the Fund, and we have owned both stocks more than once.

In a few cases, the Fund owns the stock and bonds of the same company simultaneously, such as is currently the case with Speedway Motorsports (ticker: TRK), FTI Consulting (ticker: FCN), Cott Beverage (ticker: COT), Bio-Rad Labs (ticker: BIO), and Bill Barrett (ticker: BBG).  None of these individual companies’ securities represent more than 5% of assets on a combined basis.  Half of the bond names in the Intrepid Capital Fund at the end of the third quarter have also been equity holdings at some point in the past.  We hope it’s clear that we derive maximum benefit from our analytical resources through sharing ideas across products.

The markets have delivered above-average returns over the last three years.  Through September 30, 2012, the S&P 500 has a three-year annualized return of 13.20% and the Bank of America Merrill Lynch High Yield Master II index posted a return of 12.62% over the same time period.  These strong returns have made it harder to find investment candidates that meet our criteria, although our sizable cash balance will allow us to act quickly when the analyst team at Intrepid Capital detects a disconnect between price and value.

Intrepid Capital Fund

Thank you for entrusting your hard earned capital to us.  It is not a position we take lightly.   With the exception of Berkshire Hathaway shares that I have held for years, all of my immediate family’s investment and retirement accounts are invested in the Intrepid Capital portfolios.

Best regards,

Mark F. Travis
President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America/Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. US OE Moderate Allocation is a group of moderate allocation funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These funds tend to hold larger positions in stocks than conservative-allocation funds. These funds typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies n the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.  Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Basis Point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.  Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Morningstar ranked the Intrepid Capital Fund in the top 44%, 10% and 1% out of 894, 771, and 670 Moderate Allocation funds for the one- , three- and five-year periods ending 9/30/12, respectively.

The Intrepid Capital Fund was rated 5-Stars and 5-Stars against the following numbers of U.S. domiciled Moderate Allocation funds over the following time periods: 771 and 670 funds in the last three- and five-years, respectively.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the fund’s three- and five-year Morningstar Rating™ metrics, which are based on risk-adjusted return performance.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Small Cap Fund

Jayme Wiggins,
Small Cap Fund
Portfolio Manager

October 1, 2012

Dear Fellow Shareholders,

Like many others in this business, we often bring our work home with us.  Intrepid Capital is the largest institutional shareholder of WWE.  Much to my wife’s chagrin, I now watch wrestling on TV.  While I was viewing an episode of Monday Night RAW a few weeks ago, the intro music for the wrestler “Ryback” began to blare.  “Feed. Me. More.  Feed. Me. More…”  According to Wikipedia, Ryan Reeves was nicknamed “Silverback” as a teenager after a childhood friend joked that he resembled a silverback gorilla.  I concur.  The muscled 6’3”, 291 pounder’s signature move is performing a fireman carry and backwards body slam on two men at the same time.  Rather than watching Ryback destroy his opponent, I began to daydream.  As the fans chanted, “Feed. Me. More,” I thought of the investing masses pleading for more quantitative easing (QE) from the Fed later that week.  “Feed. Me. More.”  Instead of Ryback lifting 400 pounds onto his shoulders, I saw Ben Bernanke, a modern-day Atlas, hoisting stock markets to all-time highs.  “Feed. Me. More.”  The crowd goes wild!  I know how this scene ends: a face plant into the mat.

For the quarter ending September 30, 2012, the Intrepid Small Cap Fund (the “Fund”) returned 4.15% versus a 5.25% gain for the Russell 2000 Index.  Year-to-date, the Fund is up 7.26% compared to 14.23% for the Russell 2000.  Lastly, for the Fund’s fiscal year ending September 30, 2012, the Fund rose 16.76% versus a 31.91% gain for the Russell benchmark.  Stocks have run up again despite a barrage of negative economic signals and the fast-approaching fiscal cliff.  We have taken advantage of the market’s strength to sell holdings that have crossed our fair value estimates.  At quarter end, cash was 49.4% of Fund assets.  Cash has accounted for the majority of the Fund’s underperformance versus the benchmark.  Our high cash position reflects our opinion that small cap discounts are very difficult to find today.  How could we be wrong?  Here are three possible explanations.  Our portfolio positioning may be incorrect if:

1)	Debt doesn’t matter anymore. When borrowing costs are zero, there is no difference between one dollar of debt and infinity dollars of debt.
2)
Profit margins are at a “permanently high plateau.”  Earnings multiples for large caps aren’t that high today (small caps are a different story), so if the current record level of profitability is sustainable, the broader market may be fairly valued.

3)
The risk premium for owning equities has shrunk permanently.  High grade fixed income investors can reach out and touch the lower bound for bond yields, and they realize there is scant upside.  If investors are now willing to accept a 7% long-run nominal return for stocks instead of 10%, then they are willing to pay a much higher price for the same earnings.

In our opinion, a defensive stance is warranted today.  At least two of the theories listed above would be debunked if interest rates were at normal levels.  Debt matters, margins mean-revert, and stocks only seem safe until they go down.  We don’t stretch our valuations in order to stay invested or generate portfolio activity.  As a result, the Fund’s cash has grown significantly over the past two years.

Any fund with the words “Small Cap” in its name must have an investment objective to normally invest 80% of the Fund’s assets in small capitalization companies.  Funds that invest in small caps but do not have Small Cap in their title are exempt from this rule.  The Intrepid Small Cap Fund has not met the 80% objective for the past two years because we have not found enough undervalued small caps to fill the portfolio.  Funds like ours are permitted to take a “temporary defensive position” and hold more than 20% cash in response to “adverse market or economic conditions.”  Please review our prospectus for this disclosure.  From our perspective, an adverse market is not when stocks are falling sharply but when they have risen beyond what normalized earnings can justify.

We are not your typical investment manager and this is not your typical small cap fund.  We hope you, as a Fund shareholder, feel that we have appropriately communicated our stance on holding cash.  The Intrepid Small Cap Fund has usually held more cash than peer funds.  The chart below shows monthly values of the Fund’s cash versus the Russell 2000 over the last 5 years.  The Fund held substantial amounts of cash from its October 2005 inception through the fall of 2008.  The market’s crash created many undervalued opportunities, and the Fund was fully invested for a brief period in 2009.  Cash stayed below the 20% mark until the QE2-inspired rally in the fourth quarter of 2010.

Intrepid Small Cap Fund

Russell 2000 data was sourced from Bloomberg.  Values were recorded on the 15th of each month.

We do not know when the Fund will be 80% invested again, since it depends on the external opportunity set.  We approached the 20% cash level last August, but the market quickly resumed an upward path.  Our cash is not a market call, but it is a byproduct of how many undervalued businesses we discover through our bottom-up analysis.  While the Fund could become more invested without a change in market levels, we think that small caps will need to experience a selloff before we find enough ideas to reduce cash meaningfully.

At some point, regulators may decide that we cannot include Small Cap in our fund name because of our willingness to hold substantial amounts of cash when opportunities are scarce.  If we eventually have to change the Fund’s name, so be it.  There are some things we will not compromise on.  We will not change our small cap investment approach, which is the same absolute return-driven philosophy that we have practiced since the inception of Intrepid’s Small Cap separate account strategy in 1998.

During the third quarter, the Fund’s largest contributors were CSG Systems (ticker: CSGS), Bill Barrett (ticker: BBG), and Pan American Silver (ticker: PAAS), which collectively added 1.71% to the Fund’s return.  CSG may have benefited from reduced fears of customer losses, as management has expressed considerable optimism about its key relationships.  CSG, which had long been one of the Fund’s largest positions, was significantly reduced as it neared fair value.  Bill Barrett and Pan American had been portfolio underperformers until this quarter.  As commodity names, they participated in the QE hype of the third quarter.  Even after the recent run up, we believe that Bill Barrett’s stock price has not caught up to the improved sentiment toward natural gas.  Pan American was purchased as a QE-hedge.  It is an imperfect hedge, since inflation also affects the cost structure of precious metals miners.  Nonetheless, it offers us some protection.

The only holding that adversely affected the Fund’s performance by more than 10 basis points in the third quarter was Ingram Micro (ticker: IM), which cost the Fund 17 basis points.  Ingram is the world’s largest distributor of technology products.  At the beginning of the quarter, Ingram announced the acquisition of BrightPoint (ticker: CELL), which is a provider of supply chain services to the wireless industry.  The acquisition makes strategic sense.  We suspect that investors were not happy with the large premium offered to BrightPoint shareholders, but the offer price was only 12x BrightPoint’s five year average free cash flow.  Ingram is a market leader that has consistently generated cash, and it is trading below tangible book value today.  We doubled our share ownership in Q3.

For the full fiscal year ending September 30, 2012, the three top contributors to performance were CSG Systems, CoreLogic (ticker: CLGX), and Convergys (ticker: CVG).  The largest portfolio losers were Bill Barrett, ManTech (ticker: MANT), and Tellabs (ticker: TLAB).

We only purchased one new holding in Q3: Big Lots (ticker: BIG).  Big Lots is the nation’s largest broadline closeout retailer.  A majority of shoppers visit Big Lots to look for steep discounts in a “treasure hunt” environment, but 30% of the company’s merchandise is consumables.  The stock plummeted after second quarter earnings, which were impacted by poor merchandising decisions.  Although the company is exposed to consumer spending, Big Lots’ value-orientation and

Intrepid Small Cap Fund

consumables mix helped sustain the company during the last recession.  We bought the stock at a multiple of approximately 6x operating income (EBIT).

In addition to the Big Lots purchase, we significantly increased our positions in FTI Consulting (ticker: FCN) and Global Payments (ticker: GPN).  FTI’s shares fell to a multi-year low after second quarter earnings.  In our opinion, the company should perform above-average in a hairy economy due to FTI’s leading restructuring practice and its consulting on high-profile litigation.  Global Payments is a major payments processor that helps small and medium-sized merchants process electronic transactions.  The firm experienced a security breach earlier this year, but the damage appears limited.  Global Payments has recurring revenue and competes in an attractive industry.  We have owned other payments names like Total Systems Services (ticker: TSS), and we continue to explore undervalued opportunities in this space.

We exited several positions that reached valuation in the past three months, including Computer Sciences (ticker: CSC), Convergys (ticker: CVG), ICON plc (ticker: ICLR), and Regis (ticker: RGS).  We also sold Tellabs (ticker: TLAB).  Tellabs’ fundamentals have deteriorated over time, but we were comforted by the cash-rich balance sheet.  After Tellabs’ CEO died of pancreatic cancer this quarter, we thought the new leaders might chart a different strategic direction for the company.  This does not appear to be in the cards, and we lacked confidence that management would deploy the company’s cash in an intelligent fashion.  We sold Tellabs at a loss.  We significantly reduced our Teleflex (ticker: TFX) holding as the stock neared intrinsic value.  Lastly, we sold almost our entire Federated Investors (ticker: FII) stake.  Although the money market industry experienced a small victory in late August when the SEC lacked the votes to push through more reform, financial authorities are hell-bent on altering the industry structure.  The regulatory uncertainty was too substantial for us to maintain our position in light of the stock’s appreciation year-to-date.

Regardless of the market’s direction, we will continue to implement the Intrepid Capital investment process to uncover overlooked opportunities.  While much of the investing world treats performance like an NFL game measured in quarters, we view investing as a marathon of emotional discipline encompassing years of investment returns in favorable and unfavorable climates.  We look forward to the day when Ben Bernanke is not the focal point of investing decisions.  As we enter October, our Fed fatigue has never been greater.  Store your investment acorns; it could be a cold winter.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Small Cap Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

The Advisor believes that current market conditions warrant a defensive position from the requirement to invest at least 80% of its net assets in equity securities of small capitalization companies.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  EBIT is calculated as the company’s Earnings before Interest and Taxes.  EV/EBITDAX is the ratio of Enterprise Value to Earnings before Interest, Taxes, Depreciation, Amortization, and Exploration expenses.  Enterprise value equals market capitalization plus debt minus cash.  Tangible book value is calculated as shareholders’ equity minus intangible assets including goodwill.  Basis Point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Income Fund

Jason Lazarus,	Ben Franklin,
Income Fund	Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

October 5, 2012

Dear Fellow Shareholders,

Investors continue to push funds into the high-yield asset class in search for yield.  With the Fed pledging to keep short-term rates low for an additional year into 2015 and announcing another round of quantitative easing targeted at deploying $40 billion per month into mortgage-backed securities, high-yield is essentially the only fixed-income asset class offering even a sliver of income.  Since most managers are forced to put new cash to work, the current environment seems to be the result of supply and demand imbalances.  There is simply too much cash chasing too few bonds.  In our conversations with bond dealers, the most common phrase we hear is “there is just so much cash out there.”  The high demand has served as a major tailwind for returns this year, while further limiting future potential returns.  On September 19, 2012, the yield-to-worst on the Bank of America Merrill Lynch High Yield Master II Index (the “Index”) reached an all-time low of 6.2%.

In the quarter ended September 30, 2012, the Index rose 4.64%, while the Intrepid Income Fund (the “Fund”) returned 1.67%.  In the Fund’s fiscal year ending on the same date, the Fund returned 7.79%, while the Index rose 18.94%.  Our underperformance is primarily due to the Fund’s large cash position, which increased through the quarter as noted in our previous commentary.  Additionally, our portfolio is composed of higher-quality, shorter-duration credits that generally underperformed riskier, longer-dated bonds in the risk-on environment.

The Fund was a fairly active buyer in the quarter, establishing four new positions and adding to six existing holdings.  We increased our position in Energy Partners Ltd 8.25% due 2/15/2018 by 50%, but the remainder of our buying was done to opportunistically top off certain holdings.

The largest of our new positions is Ruby Tuesday 7.625% due 5/15/2020.  Ruby Tuesday restaurants operate in the highly competitive casual dining industry.   The company has seen success in the past, but has struggled recently due to a weakened consumer, coupled with a shift away from the unhealthy bar-and-grill restaurant concept.   Several years ago the company fought the shift by redesigning their restaurants and menu away from bar-and-grill, and towards casual dining.   Recently they have begun investing heavily in TV advertising, something most of their competitors already do.   The capital expenditures required to remodel the stores have been completed, and the increased marketing expenditures can be cut if unsuccessful.   The final piece of the puzzle that solidifies our thesis is the company’s strong asset coverage – it owns the buildings and the land of almost half of its 750 company-owned stores and the buildings of 250 others.   The company has been paying down debt and should continue to do so with proceeds from sale and leaseback transactions on their owned properties.   Our initial purchase of these notes provided an attractive 8.9% yield-to-worst and was a top ten performer for the quarter.

A second new position worth highlighting is Thermon Industries 9.500% due 5/1/2017.  Thermon is the world’s second largest manufacturer of electric heat tracing equipment, which provides the necessary function of heating pipes and valves of industrial plants and utilities so that the liquids inside do not freeze.  New build demand can be very cyclical, but Thermon’s large installed base provides high-margin, recurring maintenance business.  The company has been diligent about reducing debt and now has a very manageable capital structure, and we believe management will attempt to buy bonds in the open market.  The bonds will likely be called in May 2014, offering us an attractive potential return for short-dated paper.

We remarked in our previous letter that we expected several holdings to be called through the summer.  Eight holdings were called in part or entirely in the quarter, the largest of which were Amscan Holdings 8.750% due 5/01/2014, Ashtead Capital 9.000% due 8/15/2016, and HSN Inc 11.250% due 8/01/2016.  We exited three positions, all of which were opportunistic ideas that increased in price.  Early in the quarter we sold our small position in Aspen Insurance variable rate preferred stock.  The price of our Computer Sciences Corp 6.5% bonds due 3/15/2018 rose to the point where we believed the yield was unattractive.  Lastly, we completely exited our position in Potlatch Corp common stock (ticker: PCH) as it reached our intrinsic value estimate.

The two largest contributors to the Fund’s performance in the quarter ended September 30, 2012 were smaller positions in equity securities that both rose more than 20%.  The top performer was Potlatch, and the second was the stock of U.K. auto parts and cycling retailer Halfords Group (ticker: HFD LN).  Recall that Halfords was one of the largest detractors in the

Intrepid Income Fund

prior quarter, but we believed that the factors pressuring the stock were transitory and were confident the fundamentals were intact.  Smith & Wesson 9.500% due 1/14/2016 was again a top contributor.  The largest detractor was our forward contract to sell British Pounds, which was entered to hedge the exposure of the Pound-denominated Halfords position.  The position did not have a material effect on the Fund’s net asset value.  For the Fund’s fiscal year ended September 30, 2012, the top contributors were the Smith & Wesson notes, PetroQuest Energy 10.000% due 9/01/2017, and Central Garden & Pet 8.250% due 3/01/2018.  The largest detractors were WWE common stock (ticker: WWE) and Cott Beverages 8.125% due 9/01/2018.  The negative contribution of these two holdings was minimal.

At Intrepid, we aren’t creating portfolios that hold hundreds of bonds.  That approach is largely based on technical factors such as anticipated flows into the asset class and expected default rates.  Managers of these products expect to have defaults but believe gains elsewhere will offset these losses.  Our strategy differs significantly.  Instead, we carefully select 25-40 individuals holdings that we believe offer the best returns for the risk taken.  The primary goal, as with all Intrepid products, is to minimize the risk of permanent capital impairment.  The most common type of permanent capital loss occurs in a bankruptcy or restructuring, where various claims to a company’s assets often receive a fraction of what they were owed.

We also believe interest rate risk can lead to “permanent” capital loss, but this is a much less common concern among the investment community.  The price of a 30-year bond will exhibit extreme volatility with only minor changes in interest rates.  In the current environment of near record low rates, even a return to “normalized,” or historical average, rates would trigger a material decline in the price of long-dated bonds.  We used quotation marks above with “permanent” because if the investor’s holding period is long enough and the bond is held to maturity, the loss will only be temporary.  However, we think many of our investors would agree that they don’t want to wait 30 years to recoup this “temporary” loss.

In our quest to limit the risk of permanent loss, we will only invest in securities that we believe offer attractive potential returns for the risk taken.  We are not required to invest excess cash as many other managers are.  When opportunities are limited, as they are now, our cash position will naturally be higher than normal.  Cash and Treasury bills account for about 39% of the Fund’s assets.  As we have stated in prior letters, the cash allocation is not an attempt to time the market.

While we don’t spend as much time analyzing the market from a 50,000 foot view, there are signs that the current high-yield environment is overheated.  Recent flows into the asset class have slowed considerably.  Newly issued bonds have terms similar to those seen in the mid- to late-2000’s, with loose covenants and the ability to defer cash interest payments.  Further, those pesky collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) that were the talk of the financial press just four short years ago (and had largely been extinct post-2008) are coming back into vogue as investors continue the yield search outside of traditional asset classes.  While it may seem like eons ago to many investors, the credit crisis is still fresh in our minds, and we will continue to manage your capital with a keen focus on minimizing downside risk.

Thank you for your investment.

Sincerely,

Ben Franklin, CFA	Jason Lazarus, CFA
Intrepid Income Co-Lead Portfolio Manager	Intrepid Income Co-Lead Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. You cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Yield-to-Worst is the bond yield computed by using the lower of either the yield to maturity or the yield to call on every possible call date.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid All Cap Fund

Gregory M. Estes,
All Cap Fund
Portfolio Manager

October 1, 2012

Dear Fellow Shareholders,

With a slight turn of phrase, we can best encapsulate the policy of the Federal Reserve, “The easings will continue until morale improves.”  First, we should give the reader a quick review of the Fed’s efforts.  We have already experienced two previous rounds of quantitative easing – mass purchases of securities by the Fed from banks and other private institutions to increase the money supply.  QE1 began in late 2008 and ended in early 2009.  The Fed bought $500 billion in mortgage-backed securities, eventually topping out at $750 billion.  The federal funds rate was cut to nearly zero.  The Fed also purchased $100 billion in Fannie Mae and Freddie Mac debt as well as $300 billion in longer-term Treasuries.  All in, the Fed bought $1.25 trillion in mortgage-backed securities and $175 billion in agency debt.  When that did not work, the Fed initiated QE2 from the fourth quarter of 2010 to June 2011.  It bought back $600 billion in longer-term Treasuries in monthly, $75 billion lots.  The net effect of this easing is an extremely low rate environment with little economic recovery.  Stocks have benefitted not from underlying improving fundamentals so much as the act of pushing trillions of dollars into the equity market in the mother of all risk-on trades.  Including the years 2009, 2010, 2011 and the past nine months of 2012, the S&P 500 is up 73.03% cumulatively, or 15.77% on an annual basis.  That’s quite a run for an economy that has seen high unemployment since January 2009.

In light of the history of failed monetary easing policy, what is the Fed to do in an effort to boost the economy?  Meet the new boss, same as the old boss.  Announced in September, the new Bernanke-led program, dubbed QE3 (Quantitative Easing Part 3), will purchase $40 billion of mortgage-backed securities each month.  Concurrent with QE3 is the continuing phase of Operation Twist, in which the Federal Reserve is buying longer-term Treasuries while selling short-term Treasuries it holds.  This phase of the program started in June and runs through December and encompasses about $267 billion in securities.  The idea is to lower long-term interest rates by creating artificial demand and putting upward price pressure on long-term Treasuries, thereby giving the economy a boost.  There is one difference between QE3 and all of the previous programs, and it ties back in to the first line of this letter.  This time, the Fed has indicated it will continue buying until it is satisfied that there is economic recovery.  There are serious problems with engaging in this behavior.  The Fed’s balance sheet will continue to balloon.  Once it stops, it will have an extremely difficult time unloading all of the longer-term assets.  In addition, and more specific to our concerns, it pushes more dollars indiscriminately into the stock market because there is little other place for the dollars to go.  It is this type of environment in which asset bubbles form.

For the quarter ended September 30, 2012, the Intrepid All Cap Fund (the “Fund”) returned 4.28%, trailing both the Standard & Poor’s 500 Index and the Russell 3000 Index returns of 6.35% and 6.23%, respectively.  For the fiscal year, the trailing twelve month return for the Fund is 21.07%.  In the same period of time, the S&P 500 Index returned 30.20% and the Russell 3000 Index returned 30.20%.  Our underperformance is largely caused by our sustained high cash level.  Simply put, we do not believe that the current market environment is moving up due to fundamental improvements in businesses.  Rather, it is being pushed up by a calculated policy of asset inflation which is forcing too many dollars into the equity market.  We refuse to buy businesses which have been bid above and beyond what we believe that they are worth.  This has hurt our relative performance over the past year and the past quarter, but we do not believe our approach should or will change.

Among our biggest underperformers for the quarter was Dell (Ticker: DELL), which continued to post disappointing quarterly numbers and, in the latest release, cut its estimates for the full year.  Dell is a business that is attempting to shift from the commodity business of low margin, low-end consumer PCs to higher-margin, business-centric offerings – not only PCs, but also servers and networking hardware and software.  That shift is not happening fast enough.  With the heavy sell-off in the quarter, we partially sold our position to realize tax losses.  The second underperformer in the quarter was Speedway Motorsports (ticker: TRK), which cited lower admissions as race fans continue to be impacted by the weak economy.  The third underperformer was our cash position, which, based upon our reasoning at the beginning of this letter, was 29.8% at quarter-end.

CSG Systems (ticker: CSGS) led the top performers in the quarter with a decent quarterly earnings release and a full year earnings guidance increase.  The second best performer was Telephone & Data Systems (ticker: TDS), which was oversold in the second calendar quarter and was most likely experiencing share price recovery.  Finally, Pan American Silver (ticker: PAAS) participated in the strong showing which most commodity-related stocks experienced in the quarter.  Case in point –

Intrepid All Cap Fund

rounding out the Fund’s top five contributors were oil & gas company Bill Barrett (ticker: BBG) and timber company Potlatch (ticker: PCH).

Given the rising market, we have not been afforded the opportunity to purchase many new names.  During the quarter, we were able to add two new businesses to the Fund.  First, we added Big Lots (ticker: BIG), a small cap discount retailer.  For more information, please refer to the Intrepid Small Cap Fund section.  We also bought Staples, Inc. (ticker: SPLS), the leading office supply retailer in the country.  It is also the second largest Internet retailer in the world.  It is a business which has many of the characteristics that we are attracted to: low capital needs, high cash generation, not overly leveraged, and market leadership.  Unlike many other attractive businesses, Staples was trading at a discount to its intrinsic value.  Of course, given the current market climate, there is usually a reason for that, and this case is no exception.  Staples’ one-time industry-leading operating margins were 7% to 8% for its North American retail and North American Delivery segments.  With mounting weakness in business and home office spending, those margins have fallen.  In addition, the smaller International segment’s operating margin has gone negative due to global weakness and lack of scale.  Overall margins are down from 6.5% at the end of fiscal 2012 to 4% at present.  However, we believe that the stock is oversold, and that management will implement a restructuring plan to improve margins by rationalizing underperforming stores.

Other activity in the Fund involved trimming down positions which approached intrinsic values or, in a couple of cases, realizing capital losses.  CoreLogic (ticker: CLGX) and ICON plc (Ticker: ICLR) were examples of stocks which crossed intrinsic value.  In the case of ManTech International (ticker: MANT), we took the opportunity to harvest capital losses in the position.  Tellabs (ticker: TLAB) was trimmed back significantly for a capital loss.  The operational environment for the telecommunications equipment industry is poor, but Tellabs has almost $1 billion in cash – a significant amount for a stock with a market capitalization of $1.28 billion.  Unfortunately, new management has given no indication that it will take steps to maximize shareholder value with respect to its balance sheet.  It is currently holding much more cash than necessary to fund its operations, which are currently at break-even.  Although the company trades below its book value, we believe that the time horizon for such an investment to pay off no longer justifies a significant weight in the Fund.

At the end of the quarter, the average discount in the Fund was 14%.  Every security held in the Fund can be compared against our corresponding calculated intrinsic value estimate.  We mention this metric every quarter because it gives us some idea about the availability of discounts in the equity market. When the market is dear - that is, when the market is perceived to be expensive as a whole - the average discount tends to be low; when the market is selling off, the average discount tends to increase.  It is anecdotal, but we find it to be a useful number to compare against itself over time.  Like our investors, we understand that times like these can be the most difficult: to exercise caution in the face of market exuberance, to be patient and wait for good businesses at good prices.  We thank you for your confidence in our process.

Sincerely,

Greg Estes, CFA
Intrepid All Cap Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.  Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2012 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2012 through September 30, 2012.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,037.80	$7.13
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2012 (Unaudited)

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,039.10	$5.86
Hypothetical (5% return before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,019.40	$7.07
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.06

*Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,020.50	$5.81
Hypothetical (5% return before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,023.10	$5.82
Hypothetical (5% return before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over theperiod, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2012 (Unaudited)

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,024.30	$4.55
Hypothetical (5% return before expenses)	1,000.00	1,020.50	4.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over theperiod, multiplied by 183/366 to reflect the period.

INTREPID ALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2012 -
	April 1, 2012	September 30, 2012	September 30, 2012
Actual	$1,000.00	$1,010.60	$7.04
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over theperiod, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  Returns include the reinvestment of all dividends.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX - A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2012)

				Since Inception
	1 Year	3 Year	5 Year	(01/03/05)
Intrepid Capital Fund - Investor Class	18.63%	10.95%	7.94%	7.11%
S&P 500 Total Return Index	30.20%	13.20%	1.05%	4.52%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	18.94%	12.62%	9.07%	8.12%
Barclays Capital U.S. Government/Credit Index	5.66%	6.50%	6.63%	5.58%
Bank of America Merrill Combined Index	25.69%	13.13%	4.38%	6.09%
(60% S&P 500, 40% Bank of America Merrill)
Barclays Capital Combined Index	20.11%	10.86%	3.72%	5.29%
(60% S&P 500, 40% Barclays Capital)
Intrepid Capital Fund - Institutional Class	19.02%	N/A	N/A	7.91%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.  Returns include the reinvestment of all dividends.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2012)

				Since Inception
	1 Year	3 Year	5 Year	(10/03/05)
Intrepid Small Cap Fund - Investor Class	16.76%	10.79%	12.12%	11.72%
Russell 2000 Total Return Index	31.91%	12.99%	2.21%	4.63%
Intrepid Small Cap Fund - Institutional Class	17.02%	N/A	N/A	11.80%*

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2012)

				Since Inception
	1 Year	3 Year	5 Year	(07/02/07)
Intrepid Income Fund - Investor Class	7.79%	6.22%	5.12%	5.00%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	18.94%	12.62%	9.07%	8.70%
Intrepid Income Fund - Institutional Class	8.17%	N/A	N/A	5.99%*

*	Inception date of the Institutional Class was 8/16/10.

Intrepid All Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  Returns include the reinvestment of all dividends.

RUSSELL 3000 TOTAL RETURN INDEX - An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  Returns include the reinvestment of all dividends.

TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2012)

			Since Inception
	1 Year	3 Year	(10/31/07)
Intrepid All Cap Fund	21.07%	10.34%	4.07%
S&P 500 Total Return Index	30.20%	13.20%	0.75%
Russell 3000 Total Return Index	30.20%	13.26%	0.95%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
September 30, 2012 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$223,867,018
Corporate Bonds	85,025,563
Real Estate Investment Trust	8,647,941
Convertible Bonds	2,988,589
Cash*	68,434,269
$388,963,380

*	Cash, cash equivalents and other assets less liabilities.

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Information Technology	$105,125,286
Consumer Discretionary	88,000,916
Financials	48,761,224
Industrials	45,976,393
Energy	45,094,327
Health Care	22,899,231
Materials	16,666,114
Telecommunication Services	10,208,479
Consumer Staples	3,721,753
Cash*	377,323,262
$763,776,985

*	Cash, cash equivalents and other assets less liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets) (continued)
September 30, 2012 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$56,173,806
Convertible Bonds	3,896,441
Common Stocks	2,825,331
Cash*	39,945,686
$102,841,264

*	Cash, cash equivalents, short-term investments and other assets less liabilities.

INTREPID ALL CAP FUND

Components of Portfolio Holdings
Information Technology	$8,489,437
Consumer Discretionary	6,666,227
Financials	5,361,559
Health Care	3,138,713
Energy	2,431,359
Telecommunication Services	1,940,290
Industrials	1,897,532
Consumer Staples	1,815,515
Materials	1,258,686
Cash*	13,975,989
$46,975,307

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2012

COMMON STOCKS - 57.56%	Shares	Value

Commercial & Professional Services - 2.95%
FTI Consulting, Inc. (a)	285,327	$7,612,524
Securitas AB (b)	514,929	3,863,065
		11,475,589
Consumer Durables & Apparel - 1.49%
Iconix Brand Group, Inc. (a)	317,155	5,784,907

Consumer Services - 2.71%
Regis Corp.	207,758	3,818,592
Speedway Motorsports, Inc.	435,200	6,702,080
		10,520,672
Diversified Financials - 3.42%
The Bank Of New York Mellon Corp.	403,000	9,115,860
Federated Investors, Inc.	201,650	4,172,139
		13,287,999
Energy - 5.90%
Bill Barrett Corp. (a)	507,000	12,558,390
Patterson-UTI Energy, Inc.	654,769	10,371,541
		22,929,931
Food, Beverage & Tobacco - 3.63%
Cott Corp. (a)(b)	463,947	3,665,181
Molson Coors Brewing Co.	232,000	10,451,600
		14,116,781
Household & Personal Products - 2.34%
American Greetings Corp. (c)	542,619	9,115,999

Insurance - 7.91%
Aspen Insurance Holdings Ltd. (b)	301,914	9,205,358
Baldwin & Lyons, Inc. - Class B	80,692	1,929,346
Berkshire Hathaway, Inc. - Class B (a)	134,000	11,818,800
The Travelers Companies, Inc.	114,556	7,819,592
		30,773,096
Materials - 6.65%
Newmont Mining Corp.	214,630	12,021,426
Pan American Silver Corp. (b)	316,800	6,795,360
Royal Gold, Inc.	70,500	7,040,130
		25,856,916
Media - 1.64%
World Wrestling Entertainment, Inc. (c)	792,769	6,381,791

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

COMMON STOCKS - 57.56% (continued)	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences - 3.59%
Bio-Rad Laboratories, Inc. (a)	80,357	$8,575,699
Johnson & Johnson	78,450	5,405,990
		13,981,689
Retailing - 3.03%
Aaron’s, Inc.	134,274	3,734,160
Halfords Group PLC (b)	968,998	4,077,719
Staples, Inc.	345,000	3,974,400
		11,786,279
Software & Services - 9.53%
Amdocs Ltd. (b)	233,400	7,699,866
CSG Systems International, Inc. (a)	355,925	8,004,753
EPIQ Systems, Inc. (c)	612,066	8,213,926
Mantech International Corp. (c)	206,660	4,959,840
Microsoft Corp.	275,000	8,189,500
		37,067,885
Technology Hardware & Equipment - 1.74%
Checkpoint Systems, Inc. (a)	267,020	2,210,925
Ingram Micro, Inc. (a)	299,521	4,561,705
		6,772,630
Telecommunication Services - 1.03%
Telephone & Data Systems, Inc.	156,769	4,014,854
TOTAL COMMON STOCKS (Cost $203,927,643)		223,867,018

CONVERTIBLE BONDS - 0.77%	Principal Amount

Food & Staples Retailing - 0.77%
Spartan Stores, Inc.
3.375%, 05/15/2027	$3,101,000	2,988,589
TOTAL CONVERTIBLE BONDS (Cost $2,831,956)		2,988,589

CORPORATE BONDS - 21.86%

Automobiles & Components - 0.82%
Affinia Group, Inc.
10.750%, 08/15/2016	2,945,000	3,191,644

Capital Goods - 2.33%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (d)	7,526,000	7,704,742
Oshkosh Corp.
8.250%, 03/01/2017	1,220,000	1,342,000
		9,046,742

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

CORPORATE BONDS - 21.86% (continued)	Principal Amount	Value

Commercial & Professional Services - 1.04%
FTI Consulting, Inc.
7.750%, 10/01/2016	$3,946,000	$4,054,515

Commercial & Professional Services - 0.93%
ADS Tactical, Inc.
11.000%, 04/01/2018	3,648,000	3,638,880

Consumer Durables & Apparel - 1.74%
Hanesbrands, Inc.
4.113%, 12/15/2014 (d)	1,133,000	1,133,011
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	5,089,000	5,648,790
		6,781,801
Consumer Services - 3.86%
Ruby Tuesday, Inc.
7.625%, 05/15/2020	7,614,000	7,309,440
Speedway Motorsports, Inc.
8.750%, 06/01/2016	7,122,000	7,700,663
		15,010,103
Energy - 3.96%
Bill Barrett Corp.
9.875%, 07/15/2016	4,203,000	4,623,300
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	4,353,000	4,396,530
Petroquest Energy, Inc.
10.000%, 09/01/2017	6,182,000	6,367,460
		15,387,290
Food, Beverage & Tobacco - 0.29%
Cott Beverages, Inc.
8.125%, 09/01/2018	1,000,000	1,111,250

Household & Personal Products - 0.80%
Central Garden & Pet Co.
8.250%, 03/01/2018	2,925,000	3,100,500

Materials - 1.55%
Intertape Polymer US, Inc.
8.500%, 08/01/2014	6,021,000	6,021,000

Media - 0.77%
Scholastic Corp.
5.000%, 04/15/2013	2,977,000	2,999,328

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

CORPORATE BONDS - 21.86% (continued)	Principal Amount	Value

Pharmaceuticals, Biotechnology & Life Sciences - 0.49%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	$1,739,000	$1,904,205

Retailing - 2.01%
Collective Brands, Inc.
8.250%, 08/01/2013	3,555,000	3,563,923
The PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	4,212,000	4,264,692
		7,828,615
Transportation - 1.27%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	4,541,000	4,949,690
TOTAL CORPORATE BONDS (Cost $83,701,969)		85,025,563

REAL ESTATE INVESTMENT TRUST - 2.22%	Shares

Real Estate - 2.22%
Potlatch Corp.	231,414	8,647,941
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $7,118,833)		8,647,941
Total Investments (Cost $297,580,401) - 82.41%		320,529,111
Other Assets in Excess of Liabilities - 17.59%		68,434,269
TOTAL NET ASSETS - 100.00%		$388,963,380

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.
(d)	Variable rate security. The rate shown is as of September 30, 2012.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2012

			Amount of		Amount of
Counterparty	Forward	Currency to	Currency to	Currency to	Currency to	Unrealized
of Contract	Expiration Date	be Received	be Received	be delivered	be Delivered	Depreciation
Morgan Stanley	11/21/12	U.S. Dollars	5,000,000	British Pound	3,166,361	$(112,195)
$(112,195)

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2012

COMMON STOCKS - 48.04%	Shares	Value

Commercial & Professional Services - 5.52%
FTI Consulting, Inc. (a)	975,070	$26,014,867
Securitas AB (b)	2,155,400	16,170,094
		42,184,961
Consumer Durables & Apparel - 1.30%
Iconix Brand Group, Inc. (a)	545,000	9,940,800

Consumer Services - 2.22%
International Speedway Corp. - Class A	315,109	8,939,642
Speedway Motorsports, Inc.	518,640	7,987,056
		16,926,698
Diversified Financials - 0.06%
Federated Investors, Inc.	21,968	454,518

Energy - 5.90%
Bill Barrett Corp. (a)	819,209	20,291,807
Newfield Exploration Co. (a)	380,880	11,929,162
Patterson-UTI Energy, Inc.	812,712	12,873,358
		45,094,327
Food, Beverage & Tobacco - 0.49%
Cott Corp. (a)(b)	471,108	3,721,753

Health Care Equipment & Services - 0.50%
Teleflex, Inc.	55,076	3,791,432

Household & Personal Products - 2.42%
American Greetings Corp. (c)	1,100,587	18,489,862

Insurance - 3.76%
AMERISAFE, Inc. (a)	203,477	5,522,366
Aspen Insurance Holdings Ltd. (b)	600,181	18,299,519
Baldwin & Lyons, Inc. - Class B	206,729	4,942,890
		28,764,775
Materials - 2.18%
Pan American Silver Corp. (b)	776,975	16,666,114

Media - 1.84%
World Wrestling Entertainment, Inc. (c)	1,742,782	14,029,395

Pharmaceuticals, Biotechnology & Life Sciences - 3.00%
Bio-Rad Laboratories, Inc. (a)	214,573	22,899,230

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

COMMON STOCKS - 48.04% (continued)	Shares	Value

Retailing - 3.75%
Aaron’s, Inc.	388,790	$10,812,250
Big Lots, Inc. (a)	323,001	9,554,369
Halfords Group PLC (b)	1,959,883	8,247,542
		28,614,161
Software & Services - 11.76%
Amdocs Ltd. (b)	456,321	15,054,030
CSG Systems International, Inc. (a)	433,654	9,752,878
EPIQ Systems, Inc. (c)	1,536,074	20,614,113
Global Payments, Inc.	453,363	18,964,174
Mantech International Corp. (c)	958,703	23,008,872
TeleTech Holdings, Inc. (a)	144,716	2,467,408
		89,861,475
Technology Hardware & Equipment - 2.00%
Ingram Micro, Inc. (a)	1,002,220	15,263,811

Telecommunication Services - 1.34%
Telephone & Data Systems, Inc.	398,613	10,208,479
TOTAL COMMON STOCKS (Cost $355,167,518)		366,911,791

REAL ESTATE INVESTMENT TRUST - 2.56%

Real Estate - 2.56%
Potlatch Corp.	522,931	19,541,932
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $15,371,413)		19,541,932
Total Investments (Cost $370,538,931) - 50.60%		386,453,723
Other Assets in Excess of Liabilities - 49.40%		377,323,262
TOTAL NET ASSETS - 100.00%		$763,776,985

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2012

			Amount of		Amount of
Counterparty	Forward	Currency to	Currency to	Currency to	Currency to	Unrealized
of Contract	Expiration Date	be Received	be Received	be delivered	be Delivered	Depreciation
J.P. Morgan	1/10/13	U.S. Dollars	11,756,374	Swedish Krona	83,000,000	$(840,361)
$(840,361)

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2012

COMMON STOCKS - 2.75%	Shares	Value

Media - 0.89%
World Wrestling Entertainment, Inc. (a)	113,320	$912,226

Retailing - 1.08%
Halfords Group PLC (b)	264,700	1,113,905

Software & Services - 0.78%
Mantech International Corp. (a)	33,300	799,200
TOTAL COMMON STOCKS (Cost $2,962,268)		2,825,331

CONVERTIBLE BONDS - 3.79%	Principal Amount

Food & Staples Retailing - 3.79%
Spartan Stores, Inc.
3.375%, 05/15/2027	$4,043,000	3,896,441
TOTAL CONVERTIBLE BONDS (Cost $3,598,436)		3,896,441

CORPORATE BONDS - 54.62%

Automobiles & Components - 1.58%
Affinia Group, Inc.
10.750%, 08/15/2016	1,499,000	1,624,541

Capital Goods - 8.64%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (c)	4,531,000	4,638,611
Oshkosh Corp.
8.250%, 03/01/2017	2,339,000	2,572,900
Thermon Industries, Inc.
9.500%, 05/01/2017	1,500,000	1,670,625
		8,882,136
Commercial & Professional Services - 2.71%
FTI Consulting, Inc.
7.750%, 10/01/2016	2,710,000	2,784,525

Commercial & Professional Services - 1.39%
ADS Tactical, Inc.
11.000%, 04/01/2018	1,432,000	1,428,420

Consumer Durables & Apparel - 5.56%
Hanesbrands, Inc.
3.831%, 12/15/2014 (c)	2,026,000	2,026,021
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	3,327,000	3,692,970
		5,718,991

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

CORPORATE BONDS - 54.62% (continued)	Principal Amount	Value

Consumer Services - 6.40%
Ruby Tuesday, Inc.
7.625%, 05/15/2020	$2,636,000	$2,530,560
Speedway Motorsports, Inc.
8.750%, 06/01/2016	3,749,000	4,053,606
		6,584,166
Energy - 9.40%
Bill Barrett Corp.
9.875%, 07/15/2016	2,653,000	2,918,300
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	2,950,000	2,979,500
Petroquest Energy, Inc.
10.000%, 09/01/2017	3,662,000	3,771,860
		9,669,660
Food, Beverage & Tobacco - 1.08%
Cott Beverages, Inc.
8.125%, 09/01/2018	1,000,000	1,111,250

Household & Personal Products - 1.95%
Central Garden & Pet Co.
8.250%, 03/01/2018	1,890,000	2,003,400

Materials - 3.04%
Intertape Polymer US, Inc.
8.500%, 08/01/2014	3,128,000	3,128,000

Media - 1.83%
Scholastic Corp.
5.000%, 04/15/2013	1,868,000	1,882,010

Pharmaceuticals, Biotechnology & Life Sciences - 2.40%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	2,253,000	2,467,035

Retailing - 6.52%
Collective Brands, Inc.
8.250%, 08/01/2013	2,757,000	2,763,920
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	3,897,000	3,945,752
		6,709,672
Transportation - 2.12%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	2,000,000	2,180,000
TOTAL CORPORATE BONDS (Cost $54,797,272)		56,173,806

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

SHORT-TERM INVESTMENTS - 24.30%	Principal Amount	Value

U.S. Treasury Bills - 24.30%
0.095%, 12/20/2012 (d)	$25,000,000	$24,994,722
TOTAL SHORT-TERM INVESTMENTS (Cost $24,994,722)		24,994,722
Total Investments (Cost $86,352,698) - 85.46%		87,890,300
Other Assets in Excess of Liabilities - 14.54%		14,950,964
TOTAL NET ASSETS - 100.00%		$102,841,264

Percentages are stated as a percent of net assets.
(a)	Affiliated company. See Footnote 7.
(b)	Foreign issued security.
(c)	Variable rate security. The rate listed is as of September 30, 2012.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2012

			Amount of		Amount of
Counterparty	Forward	Currency to	Currency to	Currency to	Currency to	Unrealized
of Contract	Expiration Date	be Received	be Received	be delivered	be Delivered	Appreciation
Morgan Stanley	11/5/12	U.S. Dollars	1,000,000	British Pound	617,017	$3,758
$3,758

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2012

COMMON STOCKS - 67.71%	Shares	Value

Commercial & Professional Services - 2.99%
FTI Consulting, Inc. (a)	52,725	$1,406,703

Consumer Durables & Apparel - 1.24%
Iconix Brand Group, Inc. (a)	32,000	583,680

Consumer Services - 4.58%
International Speedway Corp.	26,100	740,457
Regis Corp.	25,226	463,654
Speedway Motorsports, Inc.	61,552	947,901
		2,152,012
Diversified Financials - 5.58%
The Bank Of New York Mellon Corp.	83,900	1,897,818
Federated Investors, Inc.	34,891	721,895
		2,619,713
Energy - 5.18%
Bill Barrett Corp. (a)	60,300	1,493,631
Patterson-UTI Energy, Inc.	59,200	937,728
		2,431,359
Food, Beverage & Tobacco - 3.87%
Molson Coors Brewing Co.	40,300	1,815,515

Health Care Equipment & Services - 2.55%
CR Bard, Inc.	6,770	708,481
Teleflex, Inc.	7,130	490,829
		1,199,310
Household & Personal Products - 2.10%
American Greetings Corp. (b)	58,711	986,345

Insurance - 3.29%
Aspen Insurance Holdings Ltd. (c)	35,200	1,073,248
The Travelers Companies, Inc.	6,945	474,066
		1,547,314
Materials - 2.68%
Pan American Silver Corp. (c)	58,680	1,258,686

Media - 2.16%
World Wrestling Entertainment, Inc. (b)	126,084	1,014,976

Pharmaceuticals, Biotechnology & Life Sciences - 5.17%
Bio-Rad Laboratories, Inc. (a)	12,021	1,282,881
Johnson & Johnson	16,650	1,147,351
		2,430,232

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

COMMON STOCKS - 67.71% (continued)	Shares	Value

Retailing - 4.11%
Big Lots, Inc. (a)	16,000	$473,280
Halfords Group PLC (c)	121,500	511,294
Staples, Inc.	82,000	944,640
		1,929,214
Software & Services - 13.18%
Amdocs Ltd. (c)	23,200	765,368
CSG Systems International, Inc. (a)	46,550	1,046,910
EPIQ Systems, Inc. (b)	81,682	1,096,172
Global Payments, Inc.	22,900	957,907
Microsoft Corp.	45,700	1,360,946
SAIC, Inc.	79,900	961,996
		6,189,299
Technology Hardware & Equipment - 4.90%
Dell, Inc.	90,090	888,287
Ingram Micro, Inc. (a)	61,473	936,234
Tellabs, Inc.	134,355	475,617
		2,300,138
Telecommunication Services - 4.13%
Telephone & Data Systems, Inc.	75,763	1,940,290
TOTAL COMMON STOCKS (Cost $30,316,590)		31,804,786

REAL ESTATE INVESTMENT TRUST - 2.54%

Real Estate - 2.54%
Potlatch Corp.	31,965	1,194,532
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $957,777)		1,194,532
Total Investments (Cost $31,274,367) - 70.25%		32,999,318
Other Assets in Excess of Liabilities - 29.75%		13,975,989
TOTAL NET ASSETS - 100.00%		$46,975,307

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 7.
(c)	Foreign issued security.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$283,852,802	$295,036,237	$86,178,874	$28,854,915
Affiliated issuers	36,676,309	91,417,486	1,711,426	4,144,403
Income receivable	2,041,078	230,242	1,193,610	23,320
Receivable for fund shares sold	496,284	889,636	10,495	40,147
Receivable for investments sold	1,710,785	1,783,855	—	922,575
Cash	69,955,224	376,946,526	13,852,325	13,934,347
Appreciation on forward currency contracts	—	—	3,758	—
Other assets	27,937	62,143	18,194	13,491
Total assets	394,760,419	766,366,125	102,968,682	47,933,198

LIABILITIES:
Depreciation on forward currency contracts	112,195	840,361	—	—
Payable for fund shares redeemed	130,920	734,938	8,239	45,206
Payable for investment securities purchased	5,054,970	—	—	790,750
Payable to Investment Adviser	304,268	603,773	52,545	31,711
Accrued distribution fees	52,659	122,959	15,643	56,590
Other expenses	142,027	287,109	50,991	33,634
Total liabilities	5,797,039	2,589,140	127,418	957,891
Total net assets	$388,963,380	$763,776,985	$102,841,264	$46,975,307

NET ASSETS CONSIST OF:
Capital stock	$355,365,709	$698,934,565	$100,746,043	$43,157,450
Accumulated net investment income (loss)	(218,283)	840,361	(107,735)	—
Accumulated undistributed net realized
gain on investments	10,979,439	48,927,628	661,596	2,092,906
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	22,948,710	15,914,792	1,537,602	1,724,951
Forward currency contracts	(112,195)	(840,361)	3,758	—
Total net assets	$388,963,380	$763,776,985	$102,841,264	$46,975,307

Investor Class
Net Assets	$288,462,492	$699,195,519	$39,755,912	$46,975,307
Shares outstanding	24,680,210	44,251,677	4,052,546	4,481,969

Institutional Class
Net Assets	$100,500,888	$64,581,466	$63,085,352	—
Shares outstanding	8,593,229	4,052,825	6,438,084	—

Total shares outstanding (unlimited shares
of no par value authorized)	33,273,439	48,304,502	10,490,630	4,481,969

Investor Class Net asset value, offering
and redemption price per share	$11.69	$15.80	$9.81	$10.48

Institutional Class Net asset value, offering
and redemption price per share	$11.70	$15.93	$9.80	N/A

(1) Cost of Investments
Unaffiliated issuers	$263,524,475	$277,316,542	$84,555,376	$27,442,001
Affiliated issuers	34,055,926	93,222,389	1,797,322	3,832,366

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2012

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$3,288,366	$4,940,024	$95,799	$509,885
Affiliated issuers (See Note 7)	1,001,717	2,466,644	53,183	124,042
Interest income
Unaffiliated issuers*	6,472,357	—	—	—
Affiliated issuers (See Note 7)	82,456	47,450	5,049,001	437
Total investment income	10,844,896	7,454,118	5,197,983	634,364

Advisory fees (See Note 3)	3,550,086	7,410,306	699,687	441,231
Distribution (12b-1) fees - Investor Class Only	658,406	1,692,473	94,733	110,308
Administration fees	322,601	631,366	83,104	39,418
Shareholder servicing fees and expenses	87,706	248,377	42,958	26,160
Fund accounting fees	86,470	174,369	25,962	12,697
Federal and state registration	55,011	112,170	36,935	29,120
Custody fees	34,117	80,564	8,675	6,645
Reports to shareholders	32,833	82,573	5,177	6,553
Audit fees	23,339	23,135	23,719	23,419
Trustees fees and expenses	17,369	36,088	4,452	2,095
Insurance	15,698	36,184	4,238	1,857
Legal fees	7,157	7,379	7,184	7,172
Miscellaneous	4,756	9,919	1,674	227
Total expenses before Adviser reimbursement	4,895,549	10,544,903	1,038,498	706,902
Expenses reimbursed by Adviser (See Note 3)	(154,544)	(330,578)	(104,137)	(89,179)
Net expenses	4,741,005	10,214,325	934,361	617,723
Net investment income (loss)	6,103,891	(2,760,207)	4,263,622	16,641

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,852,817	57,174,248	781,432	3,384,027
Investments in affiliated issuers (See Note 7)	1,234,790	7,358,922	—	(353,630)
Foreign currency translation	(12,563)	(22,536)	(648)	(298)
Forward currency contracts	(333,116)	58,255	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments	28,320,590	27,650,635	1,701,677	4,617,718
Foreign currency translation	7,646,384	14,308,798	249,893	103,227
Forward currency contracts	220,921	(651,104)	3,758	—
Net realized and unrealized gain	49,929,823	105,877,218	2,736,112	7,751,044
Net increase in net assets
resulting from operations	$56,033,714	$103,117,011	$6,999,734	$7,767,685
* Net of foreign taxes withheld	$85,536	$213,021	$8,620	$4,956

See notes to financial statements.

Intrepid Capital Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
OPERATIONS:
Net investment income	$6,103,891	$4,593,349
Net realized gain on investments
and foreign currency translation	13,741,928	19,483,962
Net change in unrealized appreciation (depreciation)	36,187,895	(25,528,791)
Net increase (decrease) in assets resulting from operations	56,033,714	(1,451,480)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(4,494,768)	(3,282,777)
From net investment income - Institutional Class	(1,749,509)	(1,658,534)
From net realized gain - Investor Class	(14,686,184)	(5,139,117)
From net realized gain - Institutional Class	(5,492,289)	(2,698,136)
Total distributions	(26,422,750)	(12,778,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	158,725,077	171,894,883
Proceeds from shares sold - Institutional Class	17,647,919	16,606,353
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	13,482,824	6,558,863
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	6,163,820	4,174,562
Cost of shares redeemed - Investor Class(1)	(103,801,299)	(104,984,253)
Cost of shares redeemed - Institutional Class(2)	(13,438,803)	(22,690,694)
Net increase in net assets from capital share transactions	78,779,538	71,559,714

TOTAL INCREASE IN NET ASSETS	108,390,502	57,329,670

NET ASSETS:
Beginning of period	280,572,878	223,243,208
End of period (including accumulated net
investment loss of $218,283 and $129,259)	$388,963,380	$280,572,878

(1)	Net of redemption fees of $13,103 and $13,692, respectively.
(2)	Net of redemption fees of $1,981 and $0, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
OPERATIONS:
Net investment loss	$(2,760,207)	$(3,300,934)
Net realized gain on investments
and foreign currency translation	64,568,889	79,262,195
Net change in unrealized appreciation (depreciation)	41,308,329	(69,955,377)
Net increase in assets resulting from operations	103,117,011	6,005,884

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(71,079,314)	(35,837,950)
From net realized gain - Institutional Class	(6,908,737)	(3,297,726)
Total distributions	(77,988,051)	(39,135,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	360,411,957	410,720,841
Proceeds from shares sold - Institutional Class	30,289,556	32,171,293
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	66,939,920	34,530,261
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	5,292,954	2,816,212
Cost of shares redeemed - Investor Class(1)	(294,097,802)	(383,021,308)
Cost of shares redeemed - Institutional Class(2)	(22,800,906)	(35,582,656)
Net increase in net assets from capital share transactions	146,035,679	61,634,643

TOTAL INCREASE IN NET ASSETS	171,164,639	28,504,851

NET ASSETS:
Beginning of period	592,612,346	564,107,495
End of period (including accumulated net
investment income (loss) of $840,361 and $(9,691))	$763,776,985	$592,612,346

(1)	Net of redemption fees of $52,972 and $89,462, respectively.
(2)	Net of redemption fees of $5,122 and $611, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
OPERATIONS:
Net investment income	$4,263,622	$3,242,062
Net realized gain on investments	780,784	1,464,635
Net change in unrealized appreciation (depreciation)	1,955,328	(2,569,269)
Net increase in assets resulting from operations	6,999,734	2,137,428

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,714,576)	(1,255,010)
From net investment income - Institutional Class	(2,555,868)	(2,111,551)
From net realized gain - Investor Class	(560,848)	(3,454)
From net realized gain - Institutional Class	(733,271)	(5,496)
Total distributions	(5,564,563)	(3,375,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	19,296,344	20,528,246
Proceeds from shares sold - Institutional Class	14,294,036	38,461,065
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,087,047	1,106,532
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,288,143	2,116,255
Cost of shares redeemed - Investor Class(1)	(14,258,167)	(30,588,699)
Cost of shares redeemed - Institutional Class(2)	(5,883,163)	(14,206,335)
Net increase in net assets from capital share transactions	18,824,240	17,417,064

TOTAL INCREASE IN NET ASSETS	20,259,411	16,178,981

NET ASSETS:
Beginning of period	82,581,853	66,402,872
End of period (including accumulated net
investment loss of $107,735 and $100,265)	$102,841,264	$82,581,853

(1)	Net of redemption fees of $2,280 and $96, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
OPERATIONS:
Net investment income (loss)	$16,641	$(109,327)
Net realized gain on investments	3,030,099	1,806,533
Net change in unrealized appreciation (depreciation)	4,720,945	(4,678,641)
Net increase (decrease) in assets resulting from operations	7,767,685	(2,981,435)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(60,937)	—
From net realized gain	(2,375,902)	(1,803,667)
Total distributions	(2,436,839)	(1,803,667)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,332,319	25,794,768
Proceeds from shares issued to
holders in reinvestment of dividends	2,305,781	1,803,339
Cost of shares redeemed(1)	(7,349,436)	(7,858,138)
Net increase in net assets from capital share transactions	5,288,664	19,739,969

TOTAL INCREASE IN NET ASSETS	10,619,510	14,954,867

NET ASSETS:
Beginning of period	36,355,797	21,400,930
End of period (including accumulated net
investment income of $0 and $0)	$46,975,307	$36,355,797

(1)	Net of redemption fees of $148 and $206, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of year	$10.70	$11.09	$9.99	$9.67	$10.55

OPERATIONS:
Net investment income(1)	0.18	0.16	0.16	0.23	0.18
Net realized and unrealized
gain (loss) on investment securities	1.72	(0.05)	1.24	0.52	(0.30)
Total from operations(2)	1.90	0.11	1.40	0.75	(0.12)

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.17)	(0.15)	(0.23)	(0.18)
From net realized gains	(0.73)	(0.33)	(0.15)	(0.20)	(0.58)
Total distributions	(0.91)	(0.50)	(0.30)	(0.43)	(0.76)

NET ASSET VALUE:
End of year	$11.69	$10.70	$11.09	$9.99	$9.67
Total return	18.63%	0.74%	14.27%	8.85%	(1.41)%
Net assets at end of year (000s omitted)	$288,462	$198,898	$136,991	$74,598	$36,498

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44%	1.46%	1.53%	1.71%	1.79%
After expense
reimbursement/recoupment	1.40%	1.40%	1.45%	1.80%	1.95%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.62%	1.37%	1.54%	2.79%	1.95%
After expense
reimbursement/recoupment	1.66%	1.43%	1.62%	2.70%	1.79%
Portfolio turnover rate	63%	88%	54%	60%	86%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2) Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2012, 2011, 2010, 2009 and 2008.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			April 30, 2010(1)
			through
	Year Ended September 30,		September 30,
	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$10.70	$11.10	$11.17

OPERATIONS:
Net investment income(2)	0.21	0.18	0.07
Net realized and unrealized
gain (loss) on investment securities	1.73	(0.05)	(0.06)
Total from operations(3)	1.94	0.13	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.20)	(0.08)
From net realized gains	(0.73)	(0.33)	—
Total distributions	(0.94)	(0.53)	(0.08)

NET ASSET VALUE:
End of period	$11.70	$10.70	$11.10
Total return	19.02%	0.93%	0.09	%(4)
Net assets at end of period (000s omitted)	$100,501	$81,675	$86,252

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.19%	1.21%	1.31	%(5)
After expense reimbursement	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	1.85%	1.58%	1.66	%(5)
After expense reimbursement	1.89%	1.64%	1.82	%(5)
Portfolio turnover rate	63%	88%	54	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the year ended September 30, 2012 and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of year	$15.26	$15.98	$14.66	$11.60	$12.04

OPERATIONS:
Net investment income (loss)(1)	(0.06)	(0.09)	(0.02)	(0.01)	0.04
Net realized and unrealized
gain on investment securities	2.47	0.32	2.18	3.32	0.07
Total from operations(2)	2.41	0.23	2.16	3.31	0.11

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.02)	(0.11)
From net realized gains	(1.87)	(0.95)	(0.84)	(0.23)	(0.44)
Total distributions	(1.87)	(0.95)	(0.84)	(0.25)	(0.55)

NET ASSET VALUE:
End of year	$15.80	$15.26	$15.98	$14.66	$11.60
Total return	16.76%	1.02%	15.30%	29.35%	0.74%
Net assets at end of year (000s omitted)	$699,196	$542,883	$511,726	$242,899	$20,494

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44%	1.45%	1.49%	1.62%	2.28%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.57%	1.95%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.44)%	(0.54)%	(0.23)%	(0.16)%	0.24%
After expense
reimbursement/recoupment	(0.40)%	(0.49)%	(0.14)%	(0.11)%	0.57%
Portfolio turnover rate	68%	88%	61%	163%	159%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2012, 2011, 2010, 2009 and 2008.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			November 3, 2009(1)
			through
	Year Ended September 30,		September 30,
	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$15.34	$16.02	$14.52

OPERATIONS:
Net investment income (loss)(2)	(0.03)	(0.02)	0.01
Net realized and unrealized gain on investment securities	2.49	0.29	2.33
Total from operations(3)	2.46	0.27	2.34

LESS DISTRIBUTIONS:
From net investment income	—	—	—
From net realized gains	(1.87)	(0.95)	(0.84)
Total distributions	(1.87)	(0.95)	(0.84)

NET ASSET VALUE:
End of period	$15.93	$15.34	$16.02
Total return	17.02%	1.28%	16.70	%(4)
Net assets at end of period (000s omitted)	$64,581	$49,729	$52,381

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.19%	1.20%	1.26	%(5)
After expense reimbursement	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.18)%	(0.29)%	0.01	%(5)
After expense reimbursement	(0.14)%	(0.24)%	0.12	%(5)
Portfolio turnover rate	68%	88%	61	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the two years ended September 30, 2012 and 2011, and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2012	2011		2010	2009	2008
NET ASSET VALUE:
Beginning of year	$9.65	$9.77		$9.51	$9.43	$9.94

OPERATIONS:
Net investment income(1)	0.41	0.41		0.52	0.57	0.46
Net realized and unrealized
gain (loss) on investment securities	0.33	(0.13)		0.24	0.09	(0.51)
Total from operations(2)	0.74	0.28		0.76	0.66	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.40)		(0.50)	(0.58)	(0.46)
From net realized gains	(0.15)	(0.00	)(3)	—	—	(0.00	)(3)
Total distributions	(0.58)	(0.40)		(0.50)	(0.58)	(0.46)

NET ASSET VALUE:
End of year	$9.81	$9.65		$9.77	$9.51	$9.43
Total return	7.79%	2.86%		8.10%	7.67%	(0.55)%
Net assets at end of year (000s omitted)	$39,756	$32,131		$41,456	$53,972	$28,743

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.26%	1.31%		1.33%	1.45%	1.61%
After expense reimbursement	1.15%	1.15%		1.24%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	4.32%	3.80%		4.95%	6.53%	4.62%
After expense reimbursement	4.43%	3.96%		5.04%	6.73%	4.98%
Portfolio turnover rate	54%	77%		67%	45%	44%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of four years ended September 30, 2012, 2011, 2010 and 2009.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				August 16, 2010(1)
				through
	Year Ended September 30,			September 30,
	2012	2011		2010
NET ASSET VALUE:
Beginning of period	$9.63	$9.77		$9.73

OPERATIONS:
Net investment income(2)	0.47	0.38		0.05
Net realized and unrealized
gain (loss) on investment securities	0.30	(0.09)		0.10
Total from operations	0.77	0.29		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.43)		(0.11)
From net realized gains	(0.15)	(0.00	)(3)	—
Total distributions	(0.60)	(0.43)		(0.11)

NET ASSET VALUE:
End of period	$9.80	$9.63		$9.77
Total return	8.17%	2.97%		1.59	%(4)
Net assets at end of period (000s omitted)	$63,085	$50,451		$24,947

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.01%	1.07%		1.22	%(5)
After expense reimbursement	0.90%	0.90%		0.90	%(5)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	4.56%	4.09%		4.56	%(5)
After expense reimbursement	4.67%	4.26%		4.88	%(5)
Portfolio turnover rate	54%	77%		67	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					October 31, 2007(1)
					through
	Year Ended September 30,				September 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of period	$9.23	$10.23	$9.03	$8.74	$10.00

OPERATIONS:
Net investment income (loss)(2)	0.01	(0.03)	(0.05)	0.01	0.02
Net realized and unrealized
gain (loss) on investment securities	1.87	(0.16)	1.30	0.30	(1.27)
Total from operations(3)	1.88	(0.19)	1.25	0.31	(1.25)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	—	(0.02)	(0.01)
From net realized gains	(0.61)	(0.81)	(0.05)	—	—
Total distributions	(0.63)	(0.81)	(0.05)	(0.02)	(0.01)

NET ASSET VALUE:
End of period	$10.48	$9.23	$10.23	$9.03	$8.74
Total return	21.07%	(2.61)%	13.93%	3.53%	(12.50	)%(4)
Net assets at end of period (000s omitted)	$46,975	$36,356	$21,401	$16,452	$6,250

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.60%	1.69%	1.98%	2.65%	2.99	%(5)
After expense
reimbursement/recoupment	1.40%	1.54%	1.95%	1.95%	1.95	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.16)%	(0.48)%	(0.52)%	(0.65)%	(0.80	)%(5)
After expense
reimbursement/recoupment	0.04%	(0.33)%	(0.49)%	0.05%	0.24	%(5)
Portfolio turnover rate	71%	74%	82%	93%	85	%(4)

(1)	Commencement of Operations.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2012, 2011, 2010 and 2009.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2012

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2012, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2007, the Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September 30, 2012, in valuing the Funds’ investments carried at fair value:

The Intrepid Capital Fund
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$223,867,018	$—	—	$223,867,018
Total Convertible Bonds*	—	2,988,589	—	2,988,589
Total Corporate Bonds*	—	85,025,563	—	85,025,563
Total Real Estate Investment Trust	8,647,941	—	—	8,647,941
Total Investments in Securities	$232,514,959	$88,014,152	—	$320,529,111
Other Financial Instruments**
Total Forward Currency Contracts	$—	$(112,195)	—	$(112,195)

The Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$366,911,791	$—	—	$366,911,791
Total Real Estate Investment Trust	19,541,932	—	—	19,541,932
Total Investment in Securities	$386,453,723	$—	—	$386,453,723
Other Financial Instruments**
Total Forward Currency Contracts	$—	$(840,361)	—	$(840,361)

The Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,825,331	$—	—	$2,825,331
Total Convertible Bond*	—	3,896,441	—	3,896,441
Total Corporate Bonds*	—	56,173,806	—	56,173,806
Total U.S. Treasury Bills	—	24,994,722	—	24,994,722
Total Investment in Securities	$2,825,331	$85,064,969	—	$87,890,300
Other Financial Instruments**
Total Forward Currency Contracts	$—	$3,758	—	$3,758

The Intrepid All Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$31,804,786	$—	—	$31,804,786
Total Real Estate Investment Trust	1,194,532	—	—	1,194,532
Total Investment in Securities	$32,999,318	$—	—	$32,999,318

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers of securities between levels during the period ended September 30, 2012.  The Funds did not hold any level 3 securities during the period ended September 30, 2012.  The Funds recognize transfers between levels at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to exchange rate risk.  During the fiscal ended September 30, 2012, the Intrepid Capital Fund, Intrepid Small Cap Fund, and Intrepid Income Fund held derivative instruments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

The Intrepid Capital Fund, the Intrepid Small Cap Fund, and the Intrepid Income Fund used forward currency contracts during the fiscal year for the purpose of hedging exposures to non- U.S. dollar denominated assets.  In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance.  The use of these contracts does not create leverage in the Funds.

Balance Sheet - Values of Forward Currency Contracts as of September 30, 2012

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
	Location	Value	Location	Value
Intrepid Capital Fund
			Depreciation of forward
Forward currency contracts	N/A	$—	currency contracts	$(112,195)
Total		$—		$(112,195)

Intrepid Small Cap Fund
			Depreciation of forward
Forward currency contracts	N/A	$—	currency contracts	$(840,361)
Total		$—		$(840,361)

Intrepid Income Fund
	Appreciation of forward
Forward currency contracts	currency contracts	$3,758	N/A	$—
Total		$3,758		$—

Effect of Forward Currency Contracts on the Statement of Operations for the Year Ended September 30, 2012

	Change in unrealized appreciation/(depreciation)	Realized gain/(loss) on
	on forward currency contracts	forward currency contracts
Intrepid Capital Fund	$220,921	$(333,116)
Intrepid Small Cap Fund	$(651,104)	$58,255
Intrepid Income Fund	$3,758	$—

The average monthly notional amount of forward currency contracts during the fiscal year ended September 30, 2012 were as follows:

Long Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contracts	$2,583,279	$1,090,037	$—

Short Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contract	$(4,583,333)	$(15,259,951)	$(416,667)

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific share class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of September 30, 2012.  This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class’s average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.15% of average daily net assets of the Investor Class and 0.90% of average daily net assets of the Institutional Class.  For the Intrepid All Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Intrepid All Cap Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/13	9/30/14	9/30/15
Intrepid Capital Fund	$119,037	$191,305	$154,544
Intrepid Small Cap Fund	349,588	353,297	330,578
Intrepid Income Fund	63,406	132,953	104,137
Intrepid All Cap Fund	14,971	58,383	89,179

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the All Cap Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2012 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$194,577,455	$187,813,889
Intrepid Small Cap Fund	288,802,849	433,558,725
Intrepid Income Fund	36,724,164	47,350,247
Intrepid All Cap Fund	22,747,228	27,799,969

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	14,148,835	14,963,704
Shares issued to holders in reinvestment of dividends	1,250,497	575,079
Shares redeemed	(9,312,605)	(9,300,536)
Net increase in shares	6,086,727	6,238,247
Shares outstanding:
Beginning of year	18,593,483	12,355,236
End of year	24,680,210	18,593,483

Intrepid Capital Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	1,576,491	1,455,274
Shares issued to holders in reinvestment of dividends	571,409	365,664
Shares redeemed	(1,186,229)	(1,962,177)
Net increase (decrease) in shares	961,671	(141,239)
Shares outstanding:
Beginning of year	7,631,558	7,772,797
End of year	8,593,229	7,631,558

Intrepid Small Cap Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	23,184,274	24,900,620
Shares issued to holders in reinvestment of dividends	4,572,399	2,102,939
Shares redeemed	(19,084,018)	(23,445,516)
Net increase in shares	8,672,655	3,558,043
Shares outstanding:
Beginning of year	35,579,022	32,020,979
End of year	44,251,677	35,579,022

Intrepid Small Cap Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	1,935,297	1,944,014
Shares issued to holders in reinvestment of dividends	359,088	170,990
Shares redeemed	(1,483,909)	(2,141,695)
Net increase (decrease) in shares	810,476	(26,691)
Shares outstanding:
Beginning of year	3,242,349	3,269,040
End of year	4,052,825	3,242,349

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Intrepid Income Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	1,964,883	2,086,436
Shares issued to holders in reinvestment of dividends	214,905	113,064
Shares redeemed	(1,458,488)	(3,111,349)
Net increase (decrease) in shares	721,300	(911,849)
Shares outstanding:
Beginning of year	3,331,246	4,243,095
End of year	4,052,546	3,331,246

Intrepid Income Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	1,464,005	3,912,770
Shares issued to holders in reinvestment of dividends	338,817	216,429
Shares redeemed	(601,709)	(1,446,807)
Net increase in shares	1,201,113	2,682,392
Shares outstanding:
Beginning of year	5,236,971	2,554,579
End of year	6,438,084	5,236,971

Intrepid All Cap Fund
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Shares sold	1,017,461	2,447,696
Shares issued to holders in reinvestment of dividends	244,775	175,935
Shares redeemed	(719,388)	(776,725)
Net increase in shares	542,848	1,846,906
Shares outstanding:
Beginning of year	3,939,121	2,092,215
End of year	4,481,969	3,939,121

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2011 through September 30, 2012.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund

	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2011	Additions	Reductions	2012	Income	Income	Gain/(Loss)	2012	2012
American Greetings
Corp.	286,400	256,219	—	542,619	$—	$322,031	$—	$9,115,999	$9,216,722
AMERISAFE,
Inc. (a)	305,405	500	(305,905)	—	—	—	2,055,866	—	—
CSG Systems
International,
Inc. (a)	498,950	102,296	(245,321)	355,925	—	—	612,494	8,004,753	5,322,269
EPIQ Systems, Inc.	351,910	260,156	—	612,066	—	100,881	—	8,213,926	7,328,793
Mantech
International Corp.	88,000	333,660	(215,000)	206,660	—	247,164	(2,143,325)	4,959,840	4,928,788
Oil-Dri Corporation
of America -
Class A (a)	105,847	—	(105,847)	—	—	36,395	641,986	—	—
World Wrestling
Entertainment, Inc.	415,524	377,245	—	792,769	—	295,246	—	6,381,791	7,259,354
American Greetings
Corp., 7.375%,
06/01/2016	$6,822,000	$—	$(6,822,000)	$—	82,456	—	67,769	—	—
					$82,456	$1,001,717	$1,234,790	$36,676,309	$34,055,926

Intrepid Small Cap Fund

	Share			Share
	Balance			Balance				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2011	Additions	Reductions	2012	Income	Income	Gain/(Loss)	2012	2012
American Greetings
Corp.	599,740	500,847	—	1,100,587	$—	$731,390	$—	$18,489,862	$19,022,212
AMERISAFE,
Inc. (a)	762,226	—	(558,749)	203,477	—	—	4,291,579	5,522,366	3,476,091
CSG Systems
International,
Inc. (a)	1,413,299	121,100	(1,100,745)	433,654	—	—	1,925,420	9,752,878	6,068,533
EPIQ Systems, Inc.	822,794	1,164,230	(450,950)	1,536,074	—	263,530	510,227	20,614,113	17,955,047
Mantech
International Corp.	547,408	515,459	(104,164)	958,703	—	711,326	(1,018,779)	23,008,872	30,799,094
Oil-Dri Corporation
of America -
Class A (a)	272,997	—	(272,997)	—	—	73,808	1,650,475	—	—
World Wrestling
Entertainment, Inc.	910,965	831,817	—	1,742,782	—	686,590	—	14,029,395	15,901,412
					$—	$2,466,644	$7,358,922	$91,417,486	$93,222,389

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 201

Intrepid Income Fund

	Share			Share
	Balance			Balance				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2011	Additions	Reductions	2012	Income	Income	Gain/(Loss)	2012	2012
Mantech
International Corp.	—	33,300	—	33,300	$—	$13,986	$—	$799,200	$749,160
World Wrestling
Entertainment, Inc.	—	113,320	—	113,320	—	39,197	—	912,226	1,048,162
					$—	$53,183	$—	$1,711,426	$1,797,322

Intrepid All Cap Fund

	Share			Share
	Balance			Balance				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2011	Additions	Reductions	2012	Income	Income	Gain/(Loss)	2012	2012
American
Greetings Corp.	29,800	28,911	—	58,711	$—	$38,033	$—	$986,345	$997,695
CSG Systems
International,
Inc. (a)	73,450	21,600	(48,500)	46,550	—	—	36,944	1,046,910	737,521
EPIQ Systems, Inc.	46,765	53,917	(19,000)	81,682	—	12,190	34,087	1,096,172	954,462
Mantech
International Corp.	28,810	22,340	(51,150)	—	—	32,955	(424,661)	—	—
World Wrestling
Entertainment, Inc.	38,483	87,601	—	126,084	—	40,864	—	1,014,976	1,142,688
					$—	$124,042	$(353,630)	$4,144,403	$3,832,366

(a)	Security is no longer an affiliated company at September 30, 2012.

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal periods ended September 30, 2012 and 2011 are as follows:

	September 30, 2012		September 30, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$21,103,137	$5,319,613	$11,436,546	$1,342,018
Intrepid Small Cap Fund	34,344,831	43,643,220	27,543,308	11,592,367
Intrepid Income Fund	4,735,277	829,286	3,366,561	8,950
Intrepid All Cap Fund	904,705	1,532,134	1,567,653	236,014

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2012, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment
	Losses	Income
Intrepid Capital Fund	$(51,362)	$51,362
Intrepid Small Cap Fund	(3,610,259)	3,610,259
Intrepid Income Fund	648	(648)
Intrepid All Cap Fund	(44,296)	44,296

These reclassifications primarily relate to investment losses and currency adjustments.

As of September 30, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund	All Cap Fund
Cost of investments	$297,911,486	$376,766,441	$86,801,644	$31,403,029
Unrealized appreciation	29,194,332	30,387,441	1,441,245	3,067,212
Unrealized depreciation	(6,576,707)	(20,700,159)	(352,589)	(1,470,923)
Net unrealized appreciation	22,617,625	9,687,282	1,088,656	1,596,289

Undistributed ordinary income	9,160,246	29,637,478	683,335	1,808,604
Undistributed long-term capital gain	1,819,800	25,517,660	323,230	412,964
Distributable income	10,980,046	55,155,138	1,006,565	2,221,568
Other accumulated loss	—	—	—	—
Total accumulated gain/(loss)	$33,597,671	$64,842,420	$2,095,221	$3,817,857

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2012, or for any other tax years which are open for exam. As of September 30, 2012, open tax years include the tax years ended September 30, 2009 through 2012. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2012.

9.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2012 and have been subsequently extended through October 15, 2013.  The interest rate as of September 30, 2012 was 3.25%.  During the fiscal year ended September 30, 2012, none of the Intrepid Funds drew on their line of credit.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2012

10.	RECENT TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.  The provisions related to the RIC Modernization Act for qualification testing were first effective for the September 30, 2011 taxable year.  The changes, other than those related to the qualification testing, are effective beginning with the September 30, 2012 taxable year.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprising Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund (collectively the “Funds”), as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

November 26, 2012

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2012 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees

Roy F. Clarke, 72	Trustee*	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Peter R. Osterman, Jr., 64	Trustee*	Indefinite	Sr. Vice President and Chief	4	None
c/o Intrepid Capital		Term	Financial Officer, HosePower
Management Funds Trust		since	U.S.A. (2010-present); Chief
1400 Marsh Landing		November	Financial Officer, W&O Supply,
Parkway, Suite 106		2004	Inc. (2001-2010).
Jacksonville Beach, FL 32250

Ed Vandergriff, 62	Trustee*	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
1400 Marsh Landing		November	company) (2000-present).
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Interested Trustees

Mark F. Travis, 50	Trustee,	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and CCO	since	present); Chief Executive
1400 Marsh Landing		November	Officer, Intrepid Capital
Parkway, Suite 106		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Officers

Donald White, 51	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

*	Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2012 (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund designate $5,319,613, $43,643,220, $829,286 and $1,532,134, respectively, of total distributions paid during the fiscal year ended September 30, 2012 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 19.17%, 15.77%, 2.99% and 28.74%, respectively, of their ordinary income distributions for the period ended September 30, 2012 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2012, 15.30%, 12.60%, 1.37% and 28.70% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 28.19%, 0.45%, 92.61% and 0.38%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 70.41%. 100%, 9.82% and 93.26%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0912

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2012	FYE 09/30/2011
Audit Fees	$94,900	$89,600
Audit-Related Fees	-	-
Tax Fees	$15,600	$15,140
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2012	FYE 09/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2012	FYE 09/30/2011
Registrant	$15,600	$15,140
Registrant’s Investment Adviser	$31,073	$32,268

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)  /s/ Mark F. Travis
Mark F. Travis, President

Date  11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Mark F. Travis
Mark F. Travis, President

Date  11/27/12

By (Signature and Title)  /s/ Donald C. White
Donald C. White, Treasurer

Date  11/27/12

* Print the name and title of each signing officer under his or her signature.